Exhibit 99.1

NeoPhotonics Reports Second Quarter 2017 Financial Results

•	Revenue of $73.2 million
•	High Speed Products Represented 81% of Total Revenue
•	Sequential growth over the First Quarter 2017

SAN JOSE, Calif. — August 3, 2017 - NeoPhotonics Corporation (NYSE: NPTN), a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications, today announced financial results for its second quarter ended June 30, 2017.

"We are pleased to report revenue of $73.2 million at the upper end of our previously-announced outlook range and representing sequential growth from the first quarter, including modest sequential growth in China despite an inventory overhang,” said Tim Jenks, Chairman and CEO of NeoPhotonics.  “While the near term outlook in China isn’t certain, we see positive indicators there for the longer-term and we see strong current demand in North America.  We anticipate robust growth in the medium and long term driven by metro, data center interconnect, a normalized China market and the emergence of 400G and above,” concluded Mr. Jenks.

Second Quarter Summary

•	Revenue was $73.2 million, up $1.5 million, or 2%, from the prior quarter
•	Gross margin was 22.9%, down from 25.8% in the prior quarter
•	Non-GAAP Gross margin was 23.9%, down from 26.3% in the prior quarter
•	Net loss was $9.3 million, an improvement from a net loss of $11.5 million in the prior quarter
•	Non-GAAP net loss was $6.6 million, an improvement from a net loss of $10.7 million in the prior quarter
•	Diluted net loss per share was $0.22, an improvement from a net loss of $0.27 per share in the prior quarter
•	Non-GAAP Diluted net loss per share was $0.15, an improvement from a net loss of $0.25 in the prior quarter
•	Adjusted EBITDA was breakeven, an improvement from a loss of $5.2 million in the prior quarter

Non-GAAP results in the second quarter of 2017 exclude $0.3 million of amortization of acquisition-related intangibles, $1.9 million of stock-based compensation expense and $0.7 million of restructuring charges.  A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.

As of June 30, 2017, cash and cash equivalents, short-term investments and restricted cash, together totaled $79.0 million, down from $91.5 million at March 31, 2017.  Restricted cash as of June 30, 2017 was $3.3 million, down from $3.7 million at March 31, 2017.

Outlook for the Quarter Ending September 30, 2017

70
	GAAP	Non-GAAP
Revenue	$70 to $76 million
Gross Margin	23% to 26%	24% to 27%
Operating Expenses	$24 to $26 million	$23 to $25 million
Earnings per share	$0.21 to $0.11 net loss	$0.17 to $0.07 net loss

The Non-GAAP outlook for the third quarter of 2017 excludes the impact of expected amortization of intangibles of approximately $0.3 million and the anticipated impact of stock-based compensation of approximately $1.8 million, of which $0.3 million is estimated for cost of goods sold.

Non-GAAP and Adjusted EBITDA Measures vs. GAAP Financial Measures

The Company’s non-GAAP and adjusted EBITDA measures exclude certain GAAP financial measures.  A reconciliation of the Non-GAAP and Adjusted EBITDA financial measures to the most directly comparable GAAP financial measures is provided in the financial schedules portion at the end of this press release.  These non-GAAP financial measures differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.  As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons.  NeoPhotonics believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Conference Call

The Company will host a conference call today, August 3, 2017, at 4:30 P.M. Eastern Time (1:30 P.M. Pacific Time). The call will be available, live, to interested parties by dialing 866-548-4713. For international callers, please dial +1 323-794-2093. The Conference ID number is 2298213. A live webcast will be available in the Investor Relations section of NeoPhotonics’ website at: http://ir.neophotonics.com/phoenix.zhtml?c=236218&p=irol-calendar.

A replay of the webcast will be available in the Investor Relations section of the company’s web site approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About NeoPhotonics

NeoPhotonics is a leading designer and manufacturer of optoelectronic solutions for the highest speed communications networks in telecom and datacenter applications. The Company’s products enable cost-effective, high-speed data transmission and efficient allocation of bandwidth over communications networks. NeoPhotonics maintains headquarters in San Jose, California and ISO 9001:2000 certified engineering and manufacturing facilities in Silicon Valley (USA), Japan and China. For additional information visit www.neophotonics.com.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes statements that qualify as forward-looking statements under the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements about the following topics: future financial results, demand for the Company’s high speed products, the Company’s market position, the outlook for the China market, and industry trends.  Forward-looking statements are subject to certain risks and uncertainties that could cause the actual results to differ materially.  Those risks and uncertainties include, but are not limited to, such factors as: the Company’s reliance on a small number of customers for a substantial portion of its revenues; market growth in China and other key countries; possible reduction in or volatility of customer orders or delays in shipments of products to customers; timing of customer drawdowns of vendor-managed inventory; possible disruptions in the supply chain or in demand for the Company’s products due to industry developments; the ability of the Company's vendors and subcontractors to supply or manufacture the Company's products in a timely manner; ability of the Company to meet customer demand; economic conditions or natural disasters; volatility in utilization of manufacturing operations, supporting utility services and other manufacturing costs; the savings anticipated from cost reduction actions and the impact of severance costs; reductions in the Company’s rate of new design wins, and/or the rate at which design wins go into production, and the rate of customer acceptance of new product introductions; potential pricing pressure that may arise from changing supply or demand conditions in the industry; the impact of any previous or future acquisitions or divestitures; challenges involving integration of acquired businesses and utilization of acquired technology or divestitures of assets and related product lines; the impact of the sale of the low speed transceiver product lines and the discontinuance or end of life of certain other products; market adoption, revenue growth and margins of acquired products; changes in demand for the Company's products; the impact of competitive products and pricing and alternative technological advances; the accuracy of estimates used to prepare the Company's financial statements and forecasts; the timely and successful development and market acceptance of new products and upgrades to existing products; the difficulty of predicting future cash needs; the nature of other investment opportunities available to the Company from time to time; the Company’s operating cash flow; changes in economic and industry projections; a decline in general conditions in the telecommunications equipment industry or the world economy generally; and the effects of seasonality. For further discussion of these risks and uncertainties, please refer to the documents the Company files with the SEC from time to time, including the Company's Annual Report on Form 10-K for the year ended December 31, 2016 and its Form 10-Q for the three months ended March 31, 2017.  All forward-looking statements are made as of the date of this press release, and the Company disclaims any duty to update such statements.

NeoPhotonics Corporation

Sandra Waechter, +1-408-895-6086

Interim Chief Financial Officer

ir@neophotonics.com

Sapphire Investor Relations, LLC

Erica Mannion, +1-617-542-6180

Investor Relations

ir@neophotonics.com

©2017 NeoPhotonics Corporation.  All rights reserved.  NeoPhotonics and the red dot logo are trademarks of NeoPhotonics Corporation.  All other marks are the property of their respective owners.

NeoPhotonics Corporation

Condensed Consolidated Balance Sheets (Unaudited)

(In thousands)

	As of
	Jun. 30, 2017	Dec. 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$ 73,661	$ 82,500
Short-term investments	2,055	19,015
Restricted cash	3,290	4,085
Accounts receivable, net	56,525	80,610
Inventories, net	81,328	48,237
Assets held for sale	-	13,953
Prepaid expenses and other current assets	36,766	22,396
Total current assets	253,625	270,796
Property, plant and equipment, net	125,102	106,867
Purchased intangible assets, net	4,898	5,562
Goodwill	1,115	1,115
Other long-term assets	6,436	6,547
Total assets	$ 391,176	$ 390,887

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ 80,446	$ 84,766
Notes payable and short-term borrowing	24,149	30,190
Current portion of long-term debt	5,458	747
Accrued and other current liabilities	40,725	30,625
Total current liabilities	150,778	146,328
Long-term debt, net of current portion	10,810	10,215
Other noncurrent liabilities	13,967	8,939
Total liabilities	175,555	165,482

Stockholders' equity:
Common stock	109	106
Additional paid-in capital	539,525	532,378
Accumulated other comprehensive loss	(4,472)	(8,401)
Accumulated deficit	(319,541)	(298,678)
Total stockholders' equity	215,621	225,405
Total liabilities and stockholders' equity	$ 391,176	$ 390,887

NeoPhotonics Corporation

Condensed Consolidated Statements of Operations (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2017	Mar. 31, 2017	Jun. 30, 2016	Jun. 30, 2017	Jun. 30, 2016

Revenue	$ 73,214	$ 71,688	$ 99,129	$ 144,902	$ 198,274
Cost of goods sold (1)	56,437	53,185	71,600	109,622	139,623
Gross profit	16,777	18,503	27,529	35,280	58,651
Gross margin	22.9%	25.8%	27.8%	24.3%	29.6%
Operating expenses:
Research and development (1)	14,206	15,544	11,780	29,750	24,732
Sales and marketing (1)	3,910	4,932	3,807	8,842	7,738
General and administrative (1)	7,729	11,426	7,841	19,155	16,925
Amortization of purchased intangible assets	118	118	460	236	913
Acquisition and asset sale related costs	21	130	775	151	775
Restructuring charges	494	227	—	721	—
Gain on asset sale	—	(2,000)	—	(2,000)	—
Total operating expenses	26,478	30,377	24,663	56,855	51,083
Income (loss) from operations	(9,701)	(11,874)	2,866	(21,575)	7,568
Interest income	31	73	77	104	132
Interest expense	(111)	(137)	(99)	(248)	(201)
Other income (expense), net	(11)	249	458	238	(846)
Total interest and other income (expense), net	(91)	185	436	94	(915)
Income (loss) before income taxes	(9,792)	(11,689)	3,302	(21,481)	6,653
Provision (benefit) for income taxes	(451)	(167)	626	(618)	1,667
Net income (loss)	$ (9,341)	$ (11,522)	$ 2,676	$ (20,863)	$ 4,986
Basic net income (loss) per share	$ (0.22)	$ (0.27)	$ 0.06	$ (0.49)	$ 0.12
Diluted net income (loss) per share	$ (0.22)	$ (0.27)	$ 0.06	$ (0.49)	$ 0.11
Weighted average shares used to compute basic net income (loss) per share	43,219	42,615	41,603	42,919	41,362
Weighted average shares used to compute diluted net income (loss) per share	43,219	42,615	44,320	42,919	44,042
(1) Includes stock-based compensation expense as follows for the periods presented:
Cost of goods sold	$ 324	$ 147	$ 719	$ 471	$ 1,308
Research and development	511	662	556	1,173	1,527
Sales and marketing	313	464	365	777	1,252
General and administrative	738	599	590	1,337	1,582
Total stock-based compensation expense	$ 1,886	$ 1,872	$ 2,230	$ 3,758	$ 5,669

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2017	Mar. 31, 2017	Jun. 30, 2016	Jun. 30, 2017	Jun. 30, 2016

NON-GAAP GROSS PROFIT:
GAAP gross profit	$ 16,777	$ 18,503	$ 27,529	$ 35,280	$ 58,651
Stock-based compensation expense	324	147	719	471	1,308
Amortization of purchased intangible assets	203	262	848	465	1,689
Depreciation of acquisition-related fixed asset step-up	(68)	(66)	(64)	(134)	(126)
Restructuring charges	240	39	-	279	-
Non-GAAP gross profit	$ 17,476	$ 18,885	$ 29,032	$ 36,361	$ 61,522
Non-GAAP gross margin as a % of revenue	23.9%	26.3%	29.3%	25.1%	31.0%

NON-GAAP TOTAL OPERATING EXPENSES:
GAAP total operating expenses	$ 26,478	$ 30,377	$ 24,663	$ 56,855	$ 51,083
Stock-based compensation expense	(1,562)	(1,725)	(1,511)	(3,287)	(4,361)
Amortization of purchased intangible assets	(118)	(118)	(460)	(236)	(913)
Depreciation of acquisition-related fixed asset step-up	(72)	(73)	(83)	(145)	(176)
Acquisition and asset sale related costs	(21)	(130)	(775)	(151)	(775)
Restructuring charges	(494)	(227)	-	(721)	-
Litigation	-	64	-	64	-
Gain on asset sale	-	2,000	-	2,000	-
Non-GAAP total operating expenses	$ 24,211	$ 30,168	$ 21,834	$ 54,379	$ 44,858
Non-GAAP total operating expenses as a % of revenue	33.1%	42.1%	22.0%	37.5%	22.6%

NON-GAAP OPERATING INCOME (LOSS):
GAAP income (loss) from operations	$ (9,701)	$ (11,874)	$ 2,866	$ (21,575)	$ 7,568
Stock-based compensation expense	1,886	1,872	2,230	3,758	5,669
Amortization of purchased intangible assets	321	380	1,308	701	2,602
Depreciation of acquisition-related fixed asset step-up	4	7	19	11	50
Acquisition and asset sale related costs	21	130	775	151	775
Restructuring charges	734	266	-	1,000	-
Litigation	-	(64)	-	(64)	-
Gain on asset sale	-	(2,000)	-	(2,000)	-
Non-GAAP income (loss) from operations	$ (6,735)	$ (11,283)	$ 7,198	$ (18,018)	$ 16,664
Non-GAAP operating margin as a % of revenue	(9.2)%	(15.7)%	7.3%	(12.4)%	8.4%

NeoPhotonics Corporation

Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures (Unaudited)

(In thousands, except percentages and per share data)

	Three Months Ended			Six Months Ended
	Jun. 30, 2017	Mar. 31, 2017	Jun. 30, 2016	Jun. 30, 2017	Jun. 30, 2016
NON-GAAP NET INCOME (LOSS):
GAAP net income (loss)	$ (9,341)	$ (11,522)	$ 2,676	$ (20,863)	$ 4,986
Stock-based compensation expense	1,886	1,872	2,230	3,758	5,669
Amortization of purchased intangible assets	321	380	1,308	701	2,602
Depreciation of acquisition-related fixed asset step-up	4	7	19	11	50
Acquisition and asset sale related costs	21	130	775	151	775
Restructuring charges	734	266	-	1,000	-
Litigation	-	(64)	-	(64)	-
Gain on asset sale	-	(2,000)	-	(2,000)	-
Income tax effect of Non-GAAP adjustments	(192)	189	(135)	(3)	(259)
Non-GAAP net income (loss)	$ (6,567)	$ (10,742)	$ 6,873	$ (17,309)	$ 13,823
Non-GAAP net income (loss) as a % of revenue	(9.0)%	(15.0)%	6.9%	(11.9)%	7.0%

ADJUSTED EBITDA:
GAAP net income (loss)	$ (9,341)	$ (11,522)	$ 2,676	$ (20,863)	$ 4,986
Stock-based compensation expense	1,886	1,872	2,230	3,758	5,669
Amortization of purchased intangible assets	321	380	1,308	701	2,602
Depreciation of acquisition-related fixed asset step-up	4	7	19	11	50
Acquisition and asset sale related costs	21	130	775	151	775
Restructuring charges	734	266	-	1,000	-
Litigation	-	(64)	-	(64)	-
Gain on asset sale	-	(2,000)	-	(2,000)	-
Interest expense, net	80	64	22	144	69
Provision (benefit) for income taxes	(451)	(167)	626	(618)	1,667
Depreciation expense	6,794	5,798	4,357	12,592	8,485
Adjusted EBITDA	$ 48	$ (5,236)	$ 12,013	$ (5,188)	$ 24,303
Adjusted EBITDA as a % of revenue	0.1%	(7.3)%	12.1%	(3.6)%	12.3%

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
GAAP basic net income (loss) per share	$ (0.22)	$ (0.27)	$ 0.06	$ (0.49)	$ 0.12
GAAP diluted net income (loss) per share	$ (0.22)	$ (0.27)	$ 0.06	$ (0.49)	$ 0.11
Non-GAAP basic net income (loss) per share	$ (0.15)	$ (0.25)	$ 0.17	$ (0.40)	$ 0.33
Non-GAAP diluted net income (loss) per share	$ (0.15)	$ (0.25)	$ 0.15	$ (0.40)	$ 0.31

SHARES USED TO COMPUTE GAAP AND NON-GAAP BASIC NET INCOME (LOSS) PER SHARE	43,219	42,615	41,603	42,919	41,362
SHARES USED TO COMPUTE GAAP DILUTED NET INCOME (LOSS) PER SHARE	43,219	42,615	44,320	42,919	44,042
SHARES USED TO COMPUTE NON-GAAP DILUTED NET INCOME (LOSS) PER SHARE	43,219	42,615	45,393	42,919	45,246